UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2006

U.S. HOME SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-18291	75-2922239
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

405 State Highway 121 Bypass, Building A, Suite 250 Lewisville, Texas	75067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 488-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Effective February 10, 2006, U.S. Home Systems, Inc. (the “Company”) amended and restated its loan agreement (“Restated Loan Agreement”) with the Frost National Bank (“Frost Bank”). Prior to this amendment, the loan agreement, as amended on May 24, 2004, included a $5 million revolving line of credit, a $3 million line of credit and a term loan of $775,000, or a total credit line of $8,775,000 (the “Credit Facility”). The Restated Loan Agreement supersedes prior credit agreements between the parties and, except for the $775,000 term loan, outstanding balances of the credit line were refinanced. The amended Credit Facility provides for a new term note for $1.2 million and a $875,000 credit line to be used for the purchase of equipment. The Credit Facility is secured by substantially all of the assets of the Company and its subsidiaries, and the Company’s subsidiaries are guarantors. The amended Credit Facility increases the Company’s line of credit with Frost Bank to $9,850,000.

The Frost Bank Credit Facility, as amended, now includes:

a)	$3 million Revolving Note. The $3 million Revolving Note (“Revolving Note”) replaces the $5 million credit line. The Revolving Note allows borrowing up to $3 million for the purchase of retail installment obligations, or RIOs, by the Company’s First Consumer Credit, Inc subsidiary (“FCC”). FCC then sells the RIOs to its subsidiary, FCC Acceptance, Inc. (“FCCA”) utilizing the Company’s DZ Bank credit facility to refinance and pay down the Revolving Note. FCC is required to pay down the line of credit upon the resale of RIOs, or if the borrowing base is less than the outstanding principal balance under the line. Interest on the Revolving Note is payable monthly at LIBOR plus 2.6%. The Revolving Note matures on May 10, 2007 at which time outstanding principal and accrued interest is due and payable.

b)	$4 million Revolving Note. The $4 million Revolving Note (“Borrowing Base Line”) replaces the $3 million line of credit. The Borrowing Base Line allows borrowing up to $4 million for working capital. Interest on the Borrowing Base Line is payable monthly at LIBOR plus 2.6%. The Borrowing Base Line matures May 10, 2007 at which time outstanding principal and accrued interest is due and payable. Currently the Company has approximately $3,000,000 borrowing capacity under the Borrowing Base Line.

c)	$1.2 million Term Note. Approximately $262,151 of the proceeds of the term note was used to purchase the real property and improvements in Charles City, Virginia that is currently utilized as the Company’s cabinet refacing products manufacturing facilities. See “Purchase of Charles City Property” below. The remainder of the proceeds was used to refinance certain indebtedness owed to Frost Bank by the Company. Interest only on the note is payable monthly at LIBOR plus 2.6% until February 10, 2008. Thereafter, a monthly principal payment of $6,666.67 shall be payable plus accrued interest until February 10, 2011, at which time any outstanding principal and accrued interest is due and payable.

d)	$875,000 Term Note. The $875,000 term note is available for the Company to purchase equipment during the next 12 months. Interest only at LIBOR plus 2.6% is payable monthly until February 10, 2007. Thereafter, the then outstanding principal shall be due and payable in 48 equal monthly installments until February 10, 2011, at which time any outstanding principal and accrued interest is due and payable.

e)	$775,000 Term Note The terms of the Company’s $775,000 term note dated May 30, 2003 did not change under the Restated Loan Agreement. The term note is payable in 48 monthly principal installment payments of $16,146 plus accrued interest through May 30, 2007. Interest is computed on the unpaid principal balance at LIBOR plus 2.6%.

Our Frost Bank Restated Loan Agreement contains covenants, which among other matters, without the prior consent of the lender, (1) limit our ability to incur indebtedness, merge, consolidate, and sell assets; (2) require us to meet certain ratios related to tangible net worth, debt to tangible net worth and fixed charges coverage, and (3) limit us from making any acquisition which requires in any fiscal year $1,000,000 cash or $2,000,000 of cash and non cash consideration.

We believe we will have sufficient cash, including cash generated by operations and by advances under our credit facilities, to meet our anticipated working capital needs during 2006.

Purchase of Charles City Property

On February 10, 2006, U.S. Remodelers exercised its option to purchase the Charles City property for $262,151.70. The purchase price represented the principal balance outstanding under the capital lease. The purchase price was financed by funds provided under the Frost Bank Credit Facility. The Charles City property has been pledged to Frost Bank to secure payment of indebtedness owed to Frost Bank by the Company.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibit

10.55	First Amended and Restated Loan Agreement, effective as of February 10, 2006, by and between U.S. Home Systems, Inc. (“U.S. Home”) and The Frost National Bank (“Frost Bank”).

10.56	Revolving Promissory Note, effective as of February 10, 2006, in the principal amount of $4 million payable to the Frost Bank by U.S. Home.

10.57	Revolving Promissory Note, effective as of February 10, 2006, in the principal amount of $3 million payable to the Frost Bank by U.S. Home.

10.58	Term Note, effective as of February 10, 2006, in the principal amount of $1.2 million payable to the Frost Bank by U.S. Home.

10.59	Term Note, effective as of February 10, 2006, in the principal amount of $875,000 payable to the Frost Bank by U.S. Home.

10.60	First Amended and Restated Security Agreement executed by U.S. Home, and effective as of February 10, 2006, pledging collateral (as described in the Security Agreement) as security for indebtedness owed Frost Bank by U.S. Home.

10.61	First Amended and Restated Security Agreement executed by First Consumer Credit, Inc. (“FCC”), a wholly owned subsidiary of U.S. Home, and effective as of February 10, 2006, pledging collateral (as described in the Security Agreement) as security for indebtedness owed Frost Bank by U.S. Home.

10.62	First Amended and Restated Security Agreement executed by U.S. Remodelers, Inc. (“USR”), a wholly owned subsidiary of U.S. Home, and effective as of February 10, 2006, pledging collateral (as described in the Security Agreement) as security for indebtedness owed Frost Bank by U.S. Home.

10.63	Deed of Trust, Security Agreement – Assignment of Rents, effective as of February 10, 2006, in favor of Michael K. Smeltzer, as trustee, for the benefit of Frost Bank, as beneficiary, executed by U.S. Remodelers, as grantor, pledging the real property and improvements located in Charles City, Virginia (as described in the Deed of Trust) as security for indebtedness owed Frost Bank by U.S. Home.

10.64	First Amended and Restated Guaranty Agreement executed by FCC, and effective as of February 10, 2006, to secure payment of indebtedness payable to Frost Bank by U.S. Home.

10.65	First Amended and Restated Guaranty Agreement executed by USR, and effective as of February 10, 2006, to secure payment of indebtedness payable to Frost Bank by U.S. Home.

10.66	Arbitration and Notice of Final Agreement effective as of February 10, 2006 by and among Frost Bank, U.S. Home, FCC and USR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on the 15th day of February, 2006 on its behalf by the undersigned, thereto duly authorized.

U.S. HOME SYSTEMS, INC.

By:	/s/ Murray H. Gross
Murray H. Gross President and Chief Executive Officer

INDEX OF EXHIBITS

Exhibit Number	Description of Exhibit

10.55	First Amended and Restated Loan Agreement, effective as of February 10, 2006, by and between U.S. Home Systems, Inc. (“U.S. Home”) and The Frost National Bank (“Frost Bank”).

10.56	Revolving Promissory Note, effective as of February 10, 2006, in the principal amount of $4 million payable to the Frost Bank by U.S. Home.

10.57	Revolving Promissory Note, effective as of February 10, 2006, in the principal amount of $3 million payable to the Frost Bank by U.S. Home.

10.58	Term Note, effective as of February 10, 2006, in the principal amount of $1.2 million payable to the Frost Bank by U.S. Home.

10.59	Term Note, effective as of February 10, 2006, in the principal amount of $875,000 payable to the Frost Bank by U.S. Home.

10.60	First Amended and Restated Security Agreement executed by U.S. Home, and effective as of February 10, 2006, pledging collateral (as described in the Security Agreement) as security for indebtedness owed Frost Bank by U.S. Home.

10.61	First Amended and Restated Security Agreement executed by First Consumer Credit, Inc. (“FCC”), a wholly owned subsidiary of U.S. Home, and effective as of February 10, 2006, pledging collateral (as described in the Security Agreement) as security for indebtedness owed Frost Bank by U.S. Home.

10.62	First Amended and Restated Security Agreement executed by U.S. Remodelers, Inc. (“USR”), a wholly owned subsidiary of U.S. Home, and effective as of February 10, 2006, pledging collateral (as described in the Security Agreement) as security for indebtedness owed Frost Bank by U.S. Home.

10.63	Deed of Trust, Security Agreement – Assignment of Rents, effective as of February 10, 2006, in favor of Michael K. Smeltzer, as trustee, for the benefit of Frost Bank, as beneficiary, executed by U.S. Remodelers, as grantor, pledging the real property and improvements located in Charles City, Virginia (as described in the Deed of Trust) as security for indebtedness owed Frost Bank by U.S. Home.

10.64	First Amended and Restated Guaranty Agreement executed by FCC, and effective as of February 10, 2006, to secure payment of indebtedness payable to Frost Bank by U.S. Home.

10.65	First Amended and Restated Guaranty Agreement executed by USR, and effective as of February 10, 2006, to secure payment of indebtedness payable to Frost Bank by U.S. Home.

10.66	Arbitration and Notice of Final Agreement effective as of February 10, 2006 by and among Frost Bank, U.S. Home, FCC and USR.

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